Exhibit 32

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Covanta Energy Corporation (the "Company") does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 14, 2003

                                        /s/ Anthony J. Orlando
                                        -------------------------------------
                                        Anthony J. Orlando
                                        President and Chief Executive Officer


Dated: November 14, 2003

                                        /s/ Anthony J. Orlando
                                        -------------------------------------
                                        Anthony J. Orlando
                                        Principal Financial Officer